SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 7, 2004

XILINX, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-18548	77-0188631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Logic Drive, San Jose, California		95124
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (408) 559-7778

Item 5.    Other Events and Regulation FD Disclosure

On April 7, 2004, Xilinx, Inc. (the “registrant”) issued a press release announcing the stipulation of settlement filed by the IRS. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.

Exhibits.

(c)

Exhibits:

Exhibit No.	Description

99.1	Press Release of Xilinx, Inc., dated April 7, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XILINX, INC.,
a Delaware corporation

	By:	/s/ Thomas R. Lavelle

	Name:	Thomas R. Lavelle

	Title:	Vice President and General Counsel

April 7, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Xilinx, Inc. dated April 7, 2004.